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                                                                   EXHIBIT 10.68

                        CAREMARK RX, INC. TRUST AGREEMENT

                           DATED AS OF MARCH 15, 2001

                                  BY AND AMONG

                               CAREMARK RX, INC.,

                           CAREMARK INTERNATIONAL INC.

                                  CAREMARK INC.

                                       AND

                       LASALLE BANK NATIONAL ASSOCIATION,
                                   AS TRUSTEE


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                                TABLE OF CONTENTS

SECTION 1 Definitions and Other Matters...........................................................................  3

SECTION 2 Actionable Default; Remedies............................................................................  5

         2.1      Notice of Default; Written Instructions.........................................................  5

         2.2      Remedies........................................................................................  5

         2.3      Right to Initiate Judicial Proceedings, etc.....................................................  6

         2.4      Appointment of a Receiver.......................................................................  6

         2.5      Exercise of Powers..............................................................................  6

         2.6      Control by Holders..............................................................................  6

         2.7      Remedies Not Exclusive..........................................................................  7

         2.8      Waiver of Certain Rights........................................................................  7

         2.9      Limitation on Trustee's Duties in Respect of Collateral.........................................  8

         2.10     Limitation by Law...............................................................................  8

         2.11     Absolute Rights of Holders; Equal and Ratable Security..........................................  8

SECTION 3 Trust Account, L/C Cash Collateral Account, Application Of Moneys.......................................  9

         3.1      The Trust Account; L/C Cash Collateral Account..................................................  9

         3.2      Control of Trust Account and L/C Cash Collateral Account........................................  9

         3.3      Investment of Funds Deposited in Trust Account and L/C Cash Collateral Account..................  9

         3.4      Application of Moneys in Trust Account and L/C Cash Collateral Account.......................... 10

         3.5      Application of Moneys Distributable to Holders of Senior Public Notes........................... 12

SECTION 4 Agreements With The Trustee............................................................................. 12

         4.1      Delivery of Debt Instruments.................................................................... 12

         4.2      Information as to Holders....................................................................... 12

         4.3      Compensation and Expenses....................................................................... 12

         4.4      Stamp and Other Similar Taxes................................................................... 13


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
         4.5      Filing Fees, Excise Taxes, etc.................................................................. 13

         4.6      Indemnification................................................................................. 13

         4.7      Further Assurances; Notation on Financial Statements............................................ 13

SECTION 5 The Trustee............................................................................................. 14

         5.1      Acceptance of Trust............................................................................. 14

         5.2      Exculpatory Provisions.......................................................................... 14

         5.3      Delegation of Duties............................................................................ 15

         5.4      Reliance by Trustee............................................................................. 15

         5.5      Limitations on Duties of Trustee................................................................ 16

         5.6      Moneys to be Held in Trust...................................................................... 16

         5.7      Resignation and Removal of the Trustee.......................................................... 16

         5.8      Status of Successors to the Trustee............................................................. 17

         5.9      Merger of the Trustee........................................................................... 18

         5.10     Co-Trustee, Separate Trustee.................................................................... 18

SECTION 6 Release of Collateral................................................................................... 19

         6.1      Conditions to Release; Release Procedure........................................................ 19

SECTION 7 Miscellaneous........................................................................................... 20

         7.1      Amendments, Supplements and Waivers............................................................. 20

         7.2      Notices......................................................................................... 21

         7.3      Headings........................................................................................ 22

         7.4      Severability.................................................................................... 22

         7.5      Treatment of Payee or Indorsee by Trustee....................................................... 22

         7.6      Dealings with the Trustors...................................................................... 22

         7.7      Claims Against the Trustee...................................................................... 23

         7.8      Binding Effect.................................................................................. 23


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
         7.9      Governing Law................................................................................... 23

         7.10     Counterparts.................................................................................... 24


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                        CAREMARK RX, INC. TRUST AGREEMENT

                  CAREMARK RX, INC. TRUST AGREEMENT (this "AGREEMENT") dated as of March 15, 2001, by and among Caremark Rx, Inc., a Delaware corporation (the "COMPANY"), the subsidiaries of the Company listed in the signature pages hereto (the "SUBSIDIARIES"), the ADDITIONAL TRUSTORS (as defined in Section 4.7, and together with the Company and the Subsidiaries, the "TRUSTORS"), and LaSalle Bank National Association, a national banking association (the "TRUSTEE"), as Trustee hereunder for the holders of the Secured Debt (as defined below).

                             PRELIMINARY STATEMENTS:

                  (1) The Company has issued $450,000,000 of its 7 3/8% Senior Notes due 2006 (the "SENIOR PUBLIC NOTES") pursuant to an Indenture dated as of October 8, 1996 (as supplemented from time to time, the "INDENTURE") among the Company and U.S. Bank National Association (as successor to The First National Bank of Chicago), as Trustee, (the "PUBLIC TRUSTEE").

                  (2) The Company entered into a $1,000,000,000 Amended and Restated Credit Agreement dated as of June 9, 1998, as amended (the "EXISTING CREDIT AGREEMENT") with the financial institutions party thereto as lenders, swing line banks and issuing banks, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as syndication agents, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC), as arranger and Bank of America, N.A. (formerly known as NationsBank, N.A.) as administrative agent.

                  (3) To replace the Existing Credit Agreement, the Company has entered into a Credit Agreement dated as of March 15, 2001 (as hereafter amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT" and, together with the Indenture, the "DEBT INSTRUMENTS") among the banks, financial institutions and other institutional lenders from time to time party thereto (the "PRIVATE LENDERS" or "HOLDERS OF BANK DEBT"), J.P. Morgan Chase & Co., as syndication agent, First Union National Bank, as documentation agent, Banc of America Securities LLC, as lead arranger and book manager and Bank of America, N.A. as the initial issuing bank, swing line bank and administrative agent (the "ADMINISTRATIVE AGENT"), and, in connection therewith, the Subsidiaries guaranteed the Obligations of the Company thereunder pursuant to a Guarantee dated the date hereof (as hereafter amended, restated, supplemented or otherwise modified from time to time, the "GUARANTEE").

                  (4) The Company from time to time may enter into interest rate hedge agreements (the "HEDGE AGREEMENTS") with financial institutions (the "HEDGE BANKS") party to the Credit Agreement to the extent permitted therein, and the obligations of the Company thereunder will be guaranteed by the Subsidiaries pursuant to the Guarantee.


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                  (5)      It is a condition precedent to the Private Lenders
entering into the Credit Agreement that the Company, the Subsidiaries and the Trustee enter into this Trust Agreement and a Pledge and Security Agreement dated as of the date hereof (as hereafter amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") in order to equally and ratably secure the payment of all of the Company's obligations owing under the Credit Agreement and the documents delivered in connection therewith and the Hedge Agreements and the obligations of the Subsidiaries and the Additional Trustors under the Guarantee (the "BANK DEBT") and the payment of all of the Company's obligations owing under the Senior Public Notes (the Bank Debt and the Senior Public Notes being, collectively, the "SECURED DEBT").

                              DECLARATION OF TRUST:

                  NOW THEREFORE, in order to secure the Secured Debt and in consideration of the premises and the mutual agreements set forth herein, the Trustee hereby declares that it holds as trustee in trust under this Agreement all of its right, title and interest in, to and under all the following (and the Company and the Subsidiaries do hereby consent thereto):

                  (A) the Security Agreement (together with all supplements, documents and filings related thereto collectively, the "SECURITY DOCUMENTS") and the collateral granted to the Trustee thereunder (the "PLEDGED COLLATERAL"); and

                  (B)      each agreement entered into and delivered pursuant to
         Section 4.7 or Section 7.1(b) and the collateral granted to the Trustee thereunder (the "SUPPLEMENTAL COLLATERAL"; and, together with the Pledged Collateral, the "COLLATERAL").

                  TO HAVE AND TO HOLD, the foregoing Pledged Collateral and the entire Collateral (the right, title and interest of the Trustee in the Security Documents and the Collateral being hereinafter referred to as the "TRUST ESTATE") unto the Trustee and its successors in trust under this Agreement and its assigns and the assigns of its successors in trust forever;

                  IN TRUST NEVERTHELESS, under and subject to the terms and conditions herein set forth and for the benefit of the holders of the Secured Debt and for the enforcement of the payment of all of the Secured Debt, and for the performance of and compliance with the covenants and conditions of this Agreement, the Debt Instruments and the Security Documents.

                  PROVIDED, HOWEVER, that these presents are upon the condition that if the Company, the Subsidiaries, and the Additional Trustors, if any, and their successors or assigns, shall satisfy all of the conditions set forth in
Section 6, then this Agreement, and the estates and rights assigned in the Security Documents, shall cease, terminate and be void; otherwise they shall remain and be in full force and effect.

                  IT IS HEREBY FURTHER COVENANTED AND DECLARED, that the Trust Estate is to be held and applied by the Trustee, subject to the further covenants, conditions and trusts hereinafter set forth.


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                                   SECTION 1

                          Definitions and Other Matters

                  (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section references are to this Agreement unless otherwise specified.

                  (b) In each case herein where "Holders" are entitled to vote on any matter or to instruct the Trustee, the Public Trustee shall so vote or instruct the Trustee on behalf of the holders of the Senior Public Notes. In each case herein where any payment or distribution is to be made or notice is to be given to "Holders," such payments, distributions and notices in respect of the Senior Public Notes shall be made to the Public Trustee for the benefit of the holders thereof pursuant to the terms of the Indenture.

                  (c) As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined:

                  "ACTIONABLE DEFAULT" means (a) so long as any amount is owing under the Indenture or any commitment is outstanding under the Credit Agreement, (i) the acceleration pursuant to Section 6.01 of the Credit Agreement of the maturity of the Bank Debt or the non-payment thereof at the scheduled maturity thereof or, (ii) the non-payment at scheduled final maturity of the Senior Public Notes or the declaration prior to their stated maturity that all of the Senior Public Notes are due and payable pursuant to Section 502 of the Indenture and (b) at any time thereafter, the acceleration of all amounts due under a Hedge Agreement; provided that upon delivery of a Notice of Actionable Default, the Trustee may assume that an Actionable Default shall be deemed to be continuing unless the Notice of Actionable Default delivered with respect thereto shall have been withdrawn in a writing delivered to the Trustee by or on behalf of the Holder or Holders from or on behalf of which such Notice of Actionable Default was delivered, prior to the first date on which the Trustee commences the exercise of any remedy with respect to the Collateral following the receipt of such Notice of Actionable Default.

                  "BANKRUPTCY PROCEEDING" means that the Company or any of the Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Company or any of the Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, administrator or other similar official for it or for any substantial part of its property and assets and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such


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         proceeding shall remain undismissed or unstayed for a period of at least 60 consecutive days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property and assets) shall occur; or any event or action analogous to or having a substantially similar effect to any of the events or actions set forth above in this definition (other than a solvent reorganization) shall occur under the law of any jurisdiction applicable to the Company or any of the Subsidiaries; or the Company or any of the Subsidiaries shall take any corporate, partnership, limited liability company or other similar action to authorize any of the actions set forth above in this definition.

                  "DISTRIBUTION DATES" means the dates fixed by the Trustee (the first of which shall occur within 90 days after receipt of a Notice of Actionable Default that has not theretofore been withdrawn and the balance of which shall be monthly thereafter) for the distribution of all moneys held by the Trustee in the Trust Account.

                  "HOLDERS" means the registered holders of the Senior Public Notes, the holders of the Bank Debt and the Hedge Banks.

                  "MAJORITY HOLDERS" means, as of any date (A) so long as any amount is owing under the Indenture or any commitment is outstanding under the Credit Agreement, Holders holding Secured Debt representing more than 50% of each of (i) the aggregate unpaid principal amount of the Senior Public Notes then outstanding under the Indenture and (ii) the aggregate unpaid principal amount of the Bank Debt under the Credit Agreement plus the aggregate obligations available under outstanding letters of credit thereunder and (B) at any time thereafter, the Hedge Banks holding more than 50% of the aggregate unpaid amount under the Hedge Agreements based on a mark to market calculation as of the date of determination.

                  "NOTICE OF ACTIONABLE DEFAULT" means (A) so long as any amount is owing under the Indenture or any commitment is outstanding under the Credit Agreement, a written notice to the Trustee from the Administrative Agent in respect of an Actionable Default relating to the Credit Agreement or from the Public Trustee in respect of an Actionable Default relating to the Indenture and (B) at any time thereafter, a written notice to the Trustee from any Hedge Bank in respect of an Actionable Default relating to a Hedge Agreement.

                  "RESPONSIBLE OFFICER" means the chief executive officer, the president, the chief financial officer, the principal accounting officer or the treasurer (or the equivalent of any of the foregoing) of the Company or any of the Subsidiaries or any other officer, partner or member (or person performing similar functions) of the Company or any of the Subsidiaries responsible for overseeing the administration of, or reviewing compliance with, all or any portion of this Agreement or any of the Security Documents.

                  "TRUSTEE'S FEES" means all fees, costs and expenses of the Trustee of the type described in Sections 4.3, 4.4, 4.5 and 4.6 of this Agreement.


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                                    SECTION 2

                          Actionable Default; Remedies.

                  2.1      Notice of Default; Written Instructions.

                  (a) Upon receipt of a Notice of Actionable Default, the Trustee shall, within five days thereafter, notify the Public Trustee, the Administrative Agent and each Hedge Bank that an Actionable Default exists.

                  (b)      Upon receipt of any written directions pursuant to
Section 2.6(a), the Trustee shall, within five days thereafter, send a copy thereof to the Administrative Agent, the Public Trustee and each Hedge Bank.

                  2.2      Remedies.

                  (a) If and only if the Trustee shall have received a Notice of Actionable Default and such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions hereof, the Trustee shall exercise the rights and remedies provided in this Agreement and in the Security Documents.

                  (b) The Trustors hereby waive presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Agreement, any Collateral or any Security Document.

                  (c) The Trustors hereby irrevocably constitute and appoint the Trustee and any officer or agent thereof, with full power of substitution, as their true and lawful attorney-in-fact with full power and authority in the name of the Company or any of the Subsidiaries, as applicable, or in its own name, from time to time in the Trustee's discretion, upon the occurrence and during the continuance of an Actionable Default, for the purpose of carrying out the terms of this Agreement and the Security Documents, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, hereby gives the Trustee the power and right on behalf of the Trustors, without notice to or assent by any Trustor, to do the following:

                           (i) to ask for, demand, sue for, collect, receive, recover, compromise and give acquittance and receipts for any and all moneys due or to become due upon or by virtue hereof and thereof,

                           (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Trustee in connection herewith and therewith,

                           (iii) to commence, file, institute, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect hereto and thereto or in connection herewith and therewith,


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                           (iv)     to sell, transfer, assign or otherwise deal
         in or with the Collateral or any part thereof as fully and effectually as if the Trustee were the absolute owner thereof, and

                           (v) to do, at its option and at the expense and for the account of the Trustors, at any time or from time to time, all acts and things that the Trustee deems necessary to protect or preserve the Collateral or the Trust Estate and to realize upon the Collateral.

                  2.3      Right to Initiate Judicial Proceedings, etc.

                  If and only if the Trustee shall have received a Notice of Actionable Default and such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions hereof:

                           (i) the Trustee shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each Security Document, and

                           (ii) the Trustee may, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Trust Estate under the judgment or decree of a court of competent jurisdiction.

                  2.4      Appointment of a Receiver.

                  If a receiver of the Trust Estate shall be appointed in judicial proceedings, the Trustee may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Trustee shall be entitled to retain possession and control of all cash held by or deposited with it or its agents pursuant to any provision of this Agreement or any Security Document.

                  2.5      Exercise of Powers.

                  All of the powers, remedies and rights of the Trustee as set forth in this Agreement may be exercised by the Trustee in respect of any Security Document as though set forth at length therein and all the powers, remedies and rights of the Trustee and the Holders as set forth in any Security Document may be exercised from time to time as herein and therein provided.

                  2.6      Control by Holders.

                  (a) Subject to Section 2.6(b), if an Actionable Default shall have occurred and be continuing and the Trustee shall have received a Notice of Actionable Default with respect thereto, the Majority Holders shall have the right, by an instrument in writing executed and delivered to the Trustee, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Trustee, or of exercising any trust or power conferred on the Trustee, or for the appointment of a receiver, or for the taking of any action authorized by Section 2.


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                  (b)      The Trustee shall not follow any written directions
received pursuant to Section 2.6(a) to the extent such written directions are known by the Trustee to be in conflict with any provisions of law or if the Trustee shall have received from independent counsel an unqualified opinion to the effect that following such written directions would result in a breach of a provision or covenant contained in the Indenture providing for the securing of the indebtedness outstanding thereunder equally and ratably with other indebtedness or obligations of the Company or any of its subsidiaries.

                  (c) Nothing in this Section 2.6 shall impair the right of the Trustee in its discretion to take or omit to take any action deemed proper by the Trustee and which action or omission is not inconsistent with the direction of the Holders entitled to direct the Trustee pursuant to this Section 2.6; provided, however, that the Trustee shall not be under any obligation to take any action that is discretionary with the Trustee under the provisions hereof or under any Security Document.

                  2.7      Remedies Not Exclusive.

                  (a) No remedy conferred upon or reserved to the Trustee herein or in any Security Document is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Security Document or now or hereafter existing at law or in equity or by statute.

                  (b) No delay or omission of the Trustee to exercise any right, remedy or power accruing upon any Actionable Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Actionable Default or an acquiescence therein; and every right, power and remedy given by this Agreement or any Security Document to the Trustee may be exercised from time to time and as often as may be deemed expedient by the Trustee.

                  (c) In case the Trustee shall have proceeded to enforce any right, remedy or power under this Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case the Trustors, the Trustee and the Holders shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder and under such Security Document with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.

                  (d) All rights of action and rights to assert claims upon or under this Agreement and the Security Documents may be enforced by the Trustee without the possession of any Debt Instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee and any recovery of judgment shall be held as part of the Trust Estate.

                  2.8      Waiver of Certain Rights.

                  The Trustors, to the extent they may lawfully do so, on behalf of themselves and all who may claim through or under them, including, without limitation, any and all subsequent creditors, vendees, assignees and lienors, expressly waive and release any, every and all rights to


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demand or to have any marshaling of the Trust Estate upon any sale, whether made under any power of sale herein granted or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement and consents and agrees that all the Trust Estate may at any such sale be offered and sold as an entirety.

                  2.9      Limitation on Trustee's Duties in Respect of
Collateral.

                  Beyond its duties set forth in this Agreement as to the custody thereof and the accounting to the Trustors and the Holders for moneys received by it hereunder, the Trustee shall not have any duty to the Trustors and the Holders as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent, however, that the Trustee or any agent or nominee thereof maintains possession or control of any of the Collateral, the Trustee shall, and shall instruct such agent or nominee to, grant the Trustors access to such Collateral that the Trustors require for the normal conduct of their business, consistent with their current practice so long as the Trustee shall not have received a Notice of Actionable Default.

                  2.10     Limitation by Law.

                  All rights, remedies and powers provided by this Section 2 may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this
Section 2 are intended to be subject to all applicable mandatory provisions of law that may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

                  2.11     Absolute Rights of Holders; Equal and Ratable
Security.

                  Notwithstanding any other provision of this Agreement or any provision of any Security Document, the right of each Holder, which is absolute and unconditional, to receive payments of the Secured Debt held by such Holder on or after the due date thereof as therein expressed, to seek adequate protection in respect of its interest in this Agreement and the Collateral, to institute suit for the enforcement of such payment on or after such due date, or to assert its position and views as a secured creditor in a Bankruptcy Proceeding, or the obligation of the Trustors, which is also absolute and unconditional, to pay the Secured Debt to the Holders at the time and place expressed therein shall not be impaired or affected without the consent of such Holder.

                  This Agreement and the Security Documents are intended to secure the unpaid principal of and accrued interest and premium, if any, on the Senior Public Notes equally and ratably with all indebtedness and other obligations of the Trustors under the Credit Agreement, this Agreement and the Security Documents to the extent required by the Indenture, and shall be construed and enforced to give effect to such intention.


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                                   SECTION 3

       Trust Account, L/C Cash Collateral Account, Application Of Moneys.

                  3.1      The Trust Account; L/C Cash Collateral Account.

                  (a) On the date hereof there shall be established and, at all times thereafter until the trusts created by this Agreement shall have terminated, there shall be maintained, with the Trustee an account that shall be entitled the "Caremark Rx, Inc. Trust Account" (the "TRUST ACCOUNT"). The Trust Account shall be established and maintained by the Trustee at the office of its corporate trust services division. All moneys that are received by the Trustee after the occurrence of an Actionable Default in respect of the Collateral shall be deposited in the Trust Account and thereafter shall be held and applied by the Trustee in accordance with the terms of this Agreement. To the extent necessary, appropriate or desirable, the Trustee from time to time may establish sub-accounts as part of the Trust Account for the purpose of better identifying and maintaining proceeds of Collateral, all of which sub-accounts shall be treated as and be deemed equivalent to, the "Trust Account" for all purposes hereof.

                  (b) On the date hereof there shall be established and, at all times thereafter until the trusts created by this Agreement shall have terminated, there shall be maintained, with the Trustee an account that shall be entitled the "Caremark Rx, Inc. L/C Cash Collateral Account" (the "L/C CASH COLLATERAL ACCOUNT"). The L/C Cash Collateral Account shall be established and maintained by the Trustee at the office of its corporate services division. All moneys that are received by the Trustee pursuant to the Credit Agreement to be deposited in the L/C Cash Collateral Account shall be held and applied by the Trustee in accordance with the terms of this Agreement.

                  3.2      Control of Trust Account and L/C Cash Collateral
Account.

                  All right, title and interest in and to the Trust Account and L/C Cash Collateral Account shall vest in the Trustee, and funds on deposit in the Trust Account and L/C Cash Collateral Account shall constitute part of the Trust Estate. The Trust Account and L/C Cash Collateral Account shall be subject to the exclusive dominion and control of the Trustee.

                  3.3 Investment of Funds Deposited in Trust Account and L/C Cash Collateral Account.

                  The Trustee pursuant to the written direction of the Administrative Agent shall invest and reinvest moneys on deposit in the Trust Account and L/C Cash Collateral Account at any time in money market funds investing in:

                           (i) marketable obligations of the United States having a maturity of not more than one year from the date of acquisition;

                           (ii) marketable obligations directly and fully guaranteed by the United States having a maturity of not more than one year from the date of acquisition; or


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                           (iii)    repurchase obligations with a term of not
         more than thirty days for underlying securities of the types described in clauses (i) and (ii) entered into with either (A) the Trustee or (B) any nationally recognized investment banking firm.

All such investments and the interest and income received thereon and therefrom and the net proceeds realized on the sale thereof shall be held in the Trust Account and L/C Cash Collateral Account, as applicable, as part of the Trust Estate.

                  3.4 Application of Moneys in Trust Account and L/C Cash Collateral Account.

                  (a) Trust Account: Subject to Section 3.5, all moneys held by the Trustee in the Trust Account shall, to the extent available for distribution, be distributed (or deposited in a separate account for the benefit of the Public Trustee pursuant to Section 3.5) by the Trustee as follows:

                           FIRST: To the Trustee in an amount equal to the Trustee's Fees that are unpaid as of the relevant Distribution Date and to any Holder that has theretofore advanced or paid any such Trustee's Fees in an amount equal to the amount thereof so advanced or paid by such Holder prior to such Distribution Date;

                           SECOND: To the Holders in an amount equal to the aggregate unpaid principal amounts due under or in respect of and unpaid interest on the Secured Debt in the case of a holder of the Bank Debt and a holder of the Senior Public Notes, and all unpaid obligations under the Hedge Agreements, in the case of a Hedge Bank, in each case whether or not then due and payable, and, in case such moneys shall be insufficient to pay in full such amounts, then to the payment thereof ratably (without priority of any one over any other) to each Holder in the same proportion that the aggregate unpaid principal amount of and unpaid interest on the Secured Debt under the Credit Agreement or the Senior Public Notes in the case of a holder of the Bank Debt or a holder of the Senior Public Notes or all obligations under its Hedge Agreement on a mark to market calculation as of the Distribution Date in the case of a Hedge Bank bears to the aggregate unpaid principal amount of and unpaid interest on the Secured Debt under the Credit Agreement and all Senior Public Notes and the unpaid obligations under all Hedge Agreements based on such calculation on the relevant Distribution Date; and

                           THIRD: To the Holders in an amount equal to all other unpaid Secured Debt whether or not due and payable, and, in case such moneys shall be insufficient to pay in full such amount, then to the payment thereof ratably (without priority of any one over any other) to each Holder in the same proportion that such other unpaid Secured Debt of such Holder bears to all such other unpaid Secured Debt of all Holders on the relevant Distribution Date; and

                           FOURTH: Any surplus then remaining shall be paid to the respective Trustor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

                  (b) L/C Cash Collateral Account: Subject to Section 3.5, all moneys held by the Trustee in the L/C Cash Collateral Account shall, to the extent available for distribution, during the continuance of an Actionable Event of Default, be distributed (or deposited in a separate account for the benefit of the Public Trustee pursuant to Section 3.5) by the Trustee as follows:

                           FIRST: To the Trustee in an amount equal to the Trustee's Fees that are unpaid as of the relevant Distribution Date and to any Holder that has theretofore advanced or paid any such Trustee's Fees in an amount equal to the amount thereof so advanced or paid by such Holder prior to such Distribution Date;

                           SECOND: To the Holders in an amount equal to the aggregate unpaid principal amounts due under or in respect of and unpaid interest on the Secured Debt whether or not then due and payable, and, in case such moneys shall be insufficient to pay in full such amounts, then to the payment thereof ratably (without priority of any one over any other) to each Holder in the same proportion that the aggregate unpaid principal amount of an unpaid interest on the Secured Debt under the Secured Credit Agreement or the Senior Public Notes in the case of a holder of the Bank Debt held by such Holder or a holder of the Senior Public Notes or all obligations under its Hedge Agreement on a mark to market calculation as of the Distribution Date in the case of each Hedge Bank bears to the aggregate unpaid principal amount of and unpaid interest on the Secured Debt under the Credit Agreement and all Senior Public Notes and the unpaid interest amounts under all Hedge Agreements based on the Secured Debt held by all Holders such calculation on the relevant Distribution Date; and

                           THIRD: To the Holders in an amount equal to all other unpaid Secured Debt whether or not due and payable, and, in case such moneys shall be insufficient to pay in full such amount, then to the payment thereof ratably (without priority of any one over any other) to each Holder in the same proportion that such other unpaid Secured Debt of such Holder bears to all such other unpaid Secured Debt of all Holders on the relevant Distribution Date; and

                           FOURTH: Any surplus then remaining shall be paid to the respective Trustor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

Except during the continuance of an Actionable Event of Default, the Trustee, upon the request of the Administrative Agent from time to time, shall release to the Administrative Agent all or such portion of the amounts in the L/C Cash Collateral Account as specified in such request and shall release to the Company all amount in the L/C Cash Collateral Account in respect of the undrawn portion of letters of credit which have been cancelled or otherwise have been terminated, as specified in such request.

                  (c) The term "unpaid" as used in this Section 3.4 shall mean all amounts of Trustee's Fees and the Secured Debt outstanding as of a Distribution Date as to which prior distributions (whether actually distributed or set aside pursuant to Section 3.5) have not been made, or if made, have subsequently been recovered from the recipient thereof.

                  3.5 Application of Moneys Distributable to Holders of Senior Public Notes.

                  If at any time any moneys collected or received by the Trustee pursuant to this Agreement or any Security Document are distributable pursuant to Section 3.4(a) or (b) to the Public Trustee, and if the Public Trustee shall notify the Trustee that no provision is made under the Indenture (i) for the application by the Public Trustee of such amounts so distributable (whether by virtue of the Secured Debt issued under the Indenture not having become due and payable or otherwise) or (ii) for the receipt and the holding by the Public Trustee of such amounts pending the application thereof, then the Trustee shall invest such amounts in obligations of the kinds referred to in Section 3.3, and shall hold all such amounts so distributable, and all such investments and the proceeds thereof, in trust solely for the Public Trustee and for no other purpose until such time as the Public Trustee shall request the delivery thereof by the Trustee to the Public Trustee for application by it pursuant to the Indenture.

                                    SECTION 4

                          Agreements With The Trustee.

                  4.1      Delivery of Debt Instruments.

                  Within 10 days after the date hereof, the Company will deliver to the Trustee a true and complete copy of each of the Debt Instruments and any Hedge Agreement as in effect on the date hereof. The Company agrees that, promptly upon the execution thereof, the Company will deliver to the Trustee a true and complete copy of any and all Hedge Agreements and any and all amendments, modifications or supplements entered into subsequent to the date hereof to any Debt Instrument or Hedge Agreements entered into subsequent to the date hereof.

                  4.2      Information as to Holders.

                  The Company agrees that it shall deliver to the Trustee from time to time upon request of the Trustee, a list setting forth, by each Debt Instrument and Hedge Agreement:

                           (i) the aggregate principal amount outstanding thereunder, (ii) the interest rates then in effect thereunder; and

                           (ii) to the extent known to the Company, the names of the Holders of the Secured Debt outstanding thereunder and the unpaid principal amount thereof owing to each Private Lender, the Public Trustee and each Hedge Bank. The Company will furnish to the Trustee within 30 days after the date hereof a list setting forth the name and address of each party to whom notices must be sent under the Debt Instruments and Hedge Agreements.

                  4.3      Compensation and Expenses.

                  The Trustors, jointly and severally, agree to pay to the Trustee, from time to time upon demand:

                           (i) reasonable compensation (which shall not be limited by any provision of law in regard to compensation of a trustee of an express trust) for their services hereunder and under the Security Documents and for administering the Trust Estate; and

                           (ii) all of the fees, costs and expenses of the Trustee (including, without limitation, the reasonable fees and disbursements of their counsel and such special counsel as the Trustee elect to retain) (A) arising in connection with the preparation, execution, delivery, modification and termination of this Agreement and each Security Document or the enforcement of any of the provisions hereof or thereof or (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition of Collateral pursuant to any Security Document and the preservation, protection or defense of the Trustee's rights under this Agreement and in and to the Collateral and the Trust Estate.

                  4.4      Stamp and Other Similar Taxes.

                  The Trustors, jointly and severally, agree to indemnify and hold harmless the Trustee and each Holder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto that may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Security Document, the Trust Estate or any Collateral. The obligations of the Trustors under this Section 4.4 shall survive the termination of the other provisions of this Agreement.

                  4.5      Filing Fees, Excise Taxes, etc.

                  The Trustors, jointly and severally, agree to pay or to reimburse the Trustee for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement and each Security Document. The obligations of the Trustors under this Section 4.5 shall survive the termination of the other provisions of this Agreement.

                  4.6      Indemnification.

                  The Trustors, jointly and severally, agree to pay, indemnify, and hold the Trustee and each of its agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Security Documents (including, but not limited to, actions by the Trustee to enforce its rights with respect to the Collateral), unless arising from the gross negligence or willful misconduct (in either case, as determined by a final judgment of a court of competent jurisdiction) of the Trustee or such of the agents as are seeking indemnification. The foregoing indemnities in this Section 4.6 shall survive the resignation or removal of the Trustee or the termination of this Agreement.

                  4.7      Further Assurances; Notation on Financial Statements.

                  (a) At any time and from time to time, upon the written request of the Trustee, and, at the sole expense of the Trustors, the Trustors will promptly execute and deliver any and all such further instruments and documents and take such further action as the Trustee reasonably deems necessary or desirable in obtaining the full benefits of this Agreement and the Security Documents and of the rights and powers herein and therein granted. To the extent required by law, the Trustors shall, in all of their financial statements, indicate by footnote or otherwise that the Secured Debt is secured pursuant to this Agreement and the Security Documents.

                  (b) Pursuant to the Credit Agreement, from time to time additional subsidiaries of the Company are required to become parties to the Guarantee and to the Security Agreement. In connection with a subsidiary becoming party to the Security Agreement, such subsidiary (an "ADDITIONAL TRUSTOR") shall execute a Supplement to Trust Agreement in the form of Exhibit A hereto and upon such execution shall become a Trustor hereunder with all applicable rights and responsibilities.

                                   SECTION 5

                                  The Trustee.

                  5.1      Acceptance of Trust.

                  The Trustee, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof, including those contained in this Section 5.

                  5.2      Exculpatory Provisions.

                  (a) The Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties' contained herein or in any Security Document, all of which are made solely by the Trustors. The Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Trustors thereto or as to the security afforded by any Security Document or this Agreement, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, any Security Document or the Secured Debt secured hereby and thereby, and the Trustee shall incur no liability or responsibility in respect of any such matters. The Trustee shall not be responsible for insuring the Trust Estate or for the payment of taxes, charges, assessments or liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, except that in the event the Trustee enters into possession of a part or all of the Trust Estate, the Trustee shall preserve the part in its possession.

                  (b) The Trustee shall not be required to ascertain or inquire as to the performance by the Trustors of any of the covenants or agreements contained herein, in any Security Document or in any Debt Instrument. Whenever it is necessary, or in the opinion of the Trustee advisable, for the Trustee to ascertain the amount of Secured Debt then held by a Holder, the Trustee may rely on a certificate of such Holder or its representative as to such amount, and if any such Holder or representative shall not give such information to the Trustee, such Holder shall not be entitled to receive distributions hereunder (in which case such distributions shall be held in trust for such Holder) until it has given such information to the Trustee.

                  (c) The Trustee shall not be personally liable for any action taken or omitted to be taken by them in accordance with this Agreement or any Security Document except for its own gross negligence or willful misconduct.

                  (d) Aside from filing continuation statements with respect to the uniform commercial code financing statements filed by the Trustors on or about the date hereof naming the Trustee as secured party, the Trustee shall have no responsibility for the preparation, filing or recording of any instrument, document or financing statement or for the maintenance of any security interest intended to be perfected thereby.

                  5.3      Delegation of Duties.

                  The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, which may include officers and employees of the Trustors. The Trustee shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

                  5.4      Reliance by Trustee.

                  (a) Whenever in the administration of the trusts of this Agreement the Trustee shall deem it necessary or desirable that a matter be proved or established in connection with the taking, suffering or omitting any action hereunder by the Trustee, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively provided or established by a certificate of a Responsible Officer of any Trustor delivered to the Trustee, and such certificate shall be full warranty to the Trustee for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 5.5.

                  (b) The Trustee may consult with counsel, and any opinion of such counsel who is not employees of the Trustee shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. The Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

                  (c) The Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement or any Security Document.

                  (d) The Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Trustee by this Agreement at the request or direction of the Majority Holders pursuant to this Agreement or any Security Document unless the Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Trustee.

                  5.5      Limitations on Duties of Trustee.

                  (a) Prior to the occurrence of an Actionable Default, the Trustee shall be obliged to perform such duties and only such duties as are specifically set forth in this Agreement or in any Security Document, and no implied covenants or obligations shall be read into this Agreement or any Security Document against the Trustee. The Trustee shall, during the existence of any Actionable Default, exercise the rights and powers vested in it by this Agreement or by any Security Document, and the Trustee shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Holders pursuant to Section 2.6.

                  (b) Except as herein otherwise expressly provided, the Trustee shall not be under any obligation to take any action that is discretionary with the Trustee under the provisions hereof or under any Security Document except upon the written request of the Holders pursuant to Section 2.6. The Trustee shall make available for inspection and copying by the Administrative Agent and the Public Trustee each certificate or other paper furnished to the Trustee by the Company under or in respect of this Agreement, any Security Document or any of the Trust Estate.

                  5.6      Moneys to be Held in Trust.

                  All moneys received by the Trustee under or pursuant to any provision of this Agreement or any Security Document shall be held in trust for the purposes for which they were paid or are held.

                  5.7      Resignation and Removal of the Trustee.

                  (a) The Trustee may at any time, by giving 30 days' prior written notice to the Company and the Holders, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the earlier of: (i) 30 days from the date of such notice; and (ii) (the appointment of a successor trustee or trustees by the Company, the acceptance of such appointment by such successor trustee or trustees, and the approval of such successor trustee or trustees by the Majority Holders. The Trustee may be removed at any time and a successor trustee or trustees appointed by the affirmative vote of the Majority Holders; provided that the Trustee shall be entitled to its fees and expenses to the date of removal. If no successor trustee or trustees shall be appointed and approved within 30 days from the date of the giving of the aforesaid notice of resignation or within 30 days from the date of such removal, the Trustee (notwithstanding the termination of all of its duties and obligations hereunder by reason of such resignation) shall, or any Holder may, apply to any court of competent jurisdiction to appoint a successor trustee or trustees (which may be an individual or individuals) to act until such time, if any, as a successor trustee or trustees shall have been appointed as above provided. Any successor trustee or trustees so appointed by such court shall immediately and without further act be superseded by any successor trustee or trustees approved by the Majority Holders as above provided.

                  (b) If at any time the Trustee shall resign or be removed or otherwise become incapable of acting, or if at any time, a vacancy shall occur in the office of the Trustee for any other cause, a successor trustee or trustees may be appointed by the Majority Holders, and the powers, duties, authority and title of the predecessor trustee or trustees terminated and canceled without procuring the resignation of such predecessor trustee or trustees, and without any other formality (except as may be required by applicable law) than appointment and designation of a successor trustee or trustees in writing, duly acknowledged, delivered to the predecessor trustee or trustees and the Company, and filed for record in each public office, if any, in which this Agreement is required to be filed.

                  (c)      The appointment and designation referred to in
Section 5.7(b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor trustee or trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor, and upon such filing for record the successor trustee or trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Majority Holders, the Company or the successor trustee or trustees, execute and deliver an instrument transferring to such successor or successors all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor or predecessors hereunder and shall deliver all securities and moneys held by it to such successor trustee or trustees. Should any deed, conveyance or other instrument in writing from any Trustor be required by any successor trustee or trustees for more fully and certainly vesting in such successor trustee or trustees the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor trustee or trustees, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor trustee or trustees, be executed, acknowledged and delivered by such Trustor.

                  (d) Any required filing for record of the instrument appointing a successor trustee or trustees as hereinabove provided shall be at the expense of the Trustors. The resignation of any trustee or trustees and the instrument or instruments removing any trustee or trustees, together with all other instruments, deeds and conveyances provided for in this Section 5 shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Trustors, wherever this Agreement is recorded, registered and filed.

                  5.8      Status of Successors to the Trustee.

                  Except as permitted by Section 5.7, every successor to the Trustee appointed pursuant to Section 5.7 shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any State thereof or the District of Columbia, and having its principal corporate trust office within the 48 contiguous States, and shall also have capital, surplus and undivided profits of not less than $100,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust upon reasonable or customary terms.

                  5.9      Merger of the Trustee.

                  Any corporation into which the Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

                  5.10     Co-Trustee, Separate Trustee.

                  (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Trustee shall be advised by counsel, satisfactory to it, that it is so necessary or prudent in the interest of the Holders, or the Majority Holders shall in writing so request the Trustee and the Trustors, or the Trustee shall deem it desirable for its own protection in the performance of its duties hereunder, the Trustee and the Trustors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Trustee and the Trustors, either to act as co-trustee or co-trustees of all or any of the Collateral, jointly with the Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of any such property. In the event the Trustors shall not have joined in the execution of such instruments and agreements within 30 days after the receipt of a written request from the Trustee so to do, or in case an Actionable Default shall have occurred and be continuing, the Trustee may act under the foregoing provisions of this Section 5.10 without the concurrence of the Trustors, and the Trustors hereby appoint the Trustee as its agent and attorney to act for it under the foregoing provisions of this Section 5.10 in either of such contingencies.

                  (b) Every separate trustee and every co-trustee, other than any trustee that may be appointed as successor to the Trustee, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

                           (i) all rights, powers, duties and obligations conferred upon the Trustee in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Trustee, or its successors as Trustee hereunder;

                           (ii) all rights, powers, duties and obligations conferred or imposed upon the Trustee hereunder shall be conferred or imposed and exercised or performed by the Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

                           (iii) no power given hereby to, or that it is provided hereby may be exercised by, any such co-trustee or co-trustees or separate trustee or separate trustees, shall be exercised hereunder by such co-trustee or co-trustees or separate trustee or separate trustees, except jointly with, or with the consent in writing of, the Trustee, anything herein contained to the contrary notwithstanding;

                           (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                           (v) the Trustors and the Trustee, at any time by an instrument in writing, executed by them, may accept the resignation of or remove any such separate trustee or co-trustee, and in that case, by an instrument in writing executed by the Trustors and the Trustee jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Trustors shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Trustee so to do, or in case an Actionable Default shall have occurred and be continuing, the Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Trustors, the Trustors hereby appointing the Trustee its agent and attorney to act for it in such connection in either of such contingencies. In the event that the Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, it may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee, the successor to any such separate trustee or co-trustee to be appointed by the Trustors and the Trustee, or by the Trustee alone, as provided in this Section 5.10.

                                    SECTION 6

                             Release of Collateral.

                  6.1      Conditions to Release; Release Procedure.

                  (a) Subject to Section 6.1(b) and 6.1(c), the Collateral shall be released on the earliest of the dates listed below:

                           (i) the date on which the Trustee and the Public Trustee shall have received written notice from the Administrative Agent that (A) no Advances (as defined in the Credit Agreement) or any of the other Obligations (as defined in the Credit Agreement) of a Loan Party (as defined in the Credit Agreement) under or in respect of the Loan Documents (as defined in the Credit Agreement) shall remain unpaid, (B) no Letter of Credit (as defined in the Credit Agreement) shall remain outstanding and (C) no Lender Party (as defined in the Credit Agreement) shall have any Commitment (as defined in the Credit Agreement) under the Credit Agreement; or

                           (ii) the date on which the Trustee shall have received written directions from the Administrative Agent directing the Trustee to release the Collateral (with a copy of such directions to be sent contemporaneously to the Public Trustee).

                  (b) All of the Collateral shall not be released unless and until all Trustees' Fees shall have been paid in full.

                  (c) From time to time during the term of this Agreement, portions of Collateral shall be released on the date on which the Trustee shall have received written directions from the Administrative Agent directly the Trustee to release such portion of the Collateral.

                  (d) Upon the release of the Collateral, or any portion thereof, all right, title and interest of the Trustee in, to and under the Trust Estate in respect of the Collateral or portion thereof so released, and the Security Documents in respect of such Collateral, shall terminate and shall revert to the respective Trustors, their successors and assigns, and the estate, right, title and interest of the Trustee therein shall thereupon cease, determine and become void; and in such case, upon the written request of the respective Trustors, their successors or assigns, and at the cost and expense of the Trustors, their successors or assigns, the Trustee shall execute in respect of the Collateral so released, a satisfaction of the Security Documents and such instruments as are necessary or desirable to terminate and remove of record any documents constituting public notice of the Security Documents and the security interests and assignments granted thereunder and shall assign and transfer, or cause to be assigned and transferred, and shall deliver or cause to be delivered to the Trustors, in respect of the Collateral so released, all property, including all moneys, instruments and securities, of the Trustors then held by the Trustee. The cancellation and satisfaction of the Security Documents shall be without prejudice to the rights of the Trustee or any successor trustee to charge and be reimbursed for any expenditures that it may thereafter incur in connection therewith.

                                    SECTION 7

                                 Miscellaneous.

                  7.1      Amendments, Supplements and Waivers.

                  (a) With the written consent of the Administrative Agent and the Public Trustee, the Trustee and the Trustors may, from time to time, enter into written agreements supplemental hereto for the purpose of adding to or waiving any provision of this Agreement or any Security Document or changing in any manner the rights of the Trustee, the Holders or the Trustors hereunder or thereunder; provided, however, that no such supplemental agreement shall:

                           (i)      amend, modify or waive any provision of this
         Section 7.1 without the written consent of each Holder,

                           (ii) reduce the percentage specified in the definition of Majority Holders without the written consent of all the Holders,

                           (iii)    amend, modify or waive any provision of
         Section 3.4, 3.5 or 6.1 or the definition of the term "Secured Debt" without the written consent of any Holder whose rights would be adversely affected thereby,

                           (iv)     amend, modify or waive any provision of
         Section 5 or alter the duties or obligations of the Trustee hereunder without the written consent of the Trustee.

Any such supplemental agreement shall be binding upon the Trustors, the Holders and the Trustee and their respective successors. The Trustee shall not enter into any such supplemental agreement unless it shall have received a certificate of a Responsible Officer of the Trustors to the effect that such supplemental agreement will not result in a breach of any provision or covenant contained in the Indenture.

                  (b) Without the consent of any Holders, the Trustee and the Trustors, at any time and from time to time, may enter into additional pledge or security agreements or one or more agreements supplemental hereto or to any Security Document, in form satisfactory to the Trustee,

                           (i) to add to the covenants of the Trustors, for the benefit of the Holders, or to surrender any right or power herein conferred upon the Trustors;

                           (ii) to mortgage, pledge or grant a security interest in any property or assets that are required to be mortgaged or pledged, or in which a security interest is required to be granted, to the Trustee pursuant to any Debt Instrument or any Security Document; and

                           (iii) to cure any ambiguity in, to correct or to supplement any provision herein or in any Security Document that may be defective or inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising hereunder or under any Security Document that shall not be inconsistent with any provision hereof or of any Security Document.

                  7.2      Notices.

                  All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing (including telecopy communications) and shall be sent by mail, telecopier or hand delivery:

                  (a) If to any Trustor, to it at the address of the Company at: 3000 Galleria Tower, Suite 1000, Birmingham, Alabama 35244, Telecopier No. (205) 733-9780 or at such other address as shall be designated by it in a written notice to the Trustee.

                  (b) If to the Trustee, to it at its address at: 135 South LaSalle Street, Suite 1960, Chicago, Illinois 60603, Attention: Corporate Trust Services Division, Telecopier No: (312) 904-2236 or at such other address as shall be designated by it in a written notice to the Company.

                  (c) If to the Public Trustee, to it at its address at 180 East Fifth Street--2nd Floor, St. Paul, Minnesota 55101, Attention: Mr. Timothy
J. Sandell, Telecopier No. (651) 244-5847, or at such other address as shall be designated by it in writing to the Trustee.

                  (d) If to the Administrative Agent, to it at its address at Independence Center, 101 North Tryon Street, 15th Floor, Charlotte, North Carolina 28255, Attention: Corporate Credit Services, Telecopier No. (704) 386-9923 or at such other address as shall be designated by it in writing to the Trustee.

                  (e) If to any of the Hedge Banks, to it at its address set forth in the respective Hedge Agreement to which it is a party (a copy of which Hedge Agreement shall have been provided to the Trustee).

                  (f) Any notice given to any Holder shall also be given to the Public Trustee and the Administrative Agent.

All such notices, requests, demands and communications shall be deemed to have been duly given or made, when delivered by hand or five Business Days after being deposited in the mail, postage prepaid, or when telecopied, receipt acknowledged; provided, however, that any notice, request, demand or other communication to the Trustee shall not be effective until received.

                  7.3      Headings.

                  Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

                  7.4      Severability.

                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  7.5      Treatment of Payee or Indorsee by Trustee.

                  (a) The Trustee may treat the registered holder of any registered note, and the payee or indorsee of any note or debenture that is not registered, as the absolute owner thereof for all purposes hereunder and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

                  (b) Any person, firm, corporation or other entity that shall be designated as the duly authorized representative of one or more Holders of Secured Debt to act as such in connection with any matters pertaining to this Agreement or any Security Document or the Collateral shall present to the Trustee such documents, including, without limitation, opinions of counsel, as the Trustee may reasonably require, in order to demonstrate to the Trustee the authority of such person, firm, corporation or other entity to act as the representative of such Holders.

                  7.6      Dealings with the Trustors.

                  (a) Upon any application or demand by any Trustor to the Trustee to take or permit any action under any of the provisions of this Agreement, such Trustor shall furnish to the

Trustee a certificate of a Responsible Officer stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or demand, no additional certificate or opinion need be furnished.

                  (b) Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of a Responsible Officer filed with the Trustee.

                  7.7      Claims Against the Trustee.

                  Any claims or causes of action that the Administrative Agent, the Private Lenders, the Public Trustee or any Trustor shall have against the Trustee shall survive the termination of this Agreement and the release of the Collateral hereunder.

                  7.8      Binding Effect.

                  This Agreement shall be binding upon and inure to the benefit of each of the parties hereto, the Holders, and their respective successors and assigns, and nothing herein or in any Security Document is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Agreement, any Security Document, the Collateral or the Trust Estate.

                  7.9      Governing Law.

                  This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois and any action alleging any breach by the Trustee of its duties hereunder, whether by act or omission or anticipatory, shall be prosecuted only in the courts of the State of Illinois.

                  7.10     Counterparts.

                  This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                                 AS TRUSTEE


                                        By:  /s/ John W. Porter
                                           -------------------------------------
                                        Title:  Assistant VP
                                              ----------------------------------

                                        CAREMARK RX, INC.


                                        By: /s/ Peter J. Clemens
                                           -------------------------------------
                                                Peter J. Clemens
                                        Title:  SVP & Treasurer

                                        CAREMARK INTERNATIONAL INC.


                                        By: /s/ Peter J. Clemens
                                           -------------------------------------
                                                Peter J. Clemens
                                        Title:  VP

                                        CAREMARK INC.

                                        By: /s/ Peter J. Clemens
                                           -------------------------------------
                                                Peter J. Clemens
                                        Title:  VP